UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 24, 2007
Western Digital Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	001-08703 (Commission File Number)	33-0956711 (I.R.S. Employer Identification No.)

20511 Lake Forest Drive Lake Forest, California (Address of Principal Executive Offices)		92630 (Zip Code)
(949) 672-7000
(Registrant’s Telephone Number, Including Area Code)
Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 7.01 Regulation FD Disclosure.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
Exhibit Index
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3

Item 2.02 Results of Operations and Financial Condition.
     On April 26, 2007, Western Digital Corporation (“Western Digital”) announced financial results for the third fiscal quarter ended March 30, 2007. A copy of the press release making this announcement is attached hereto as Exhibit 99.1 and is incorporated herein by reference. A copy of Western Digital’s Investor Information Summary for the fiscal quarter ended March 30, 2007 is attached hereto as Exhibit 99.2 and is incorporated herein by reference.
     In accordance with General Instruction B.2 of Form 8-K, the information in this Item 2.02, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On April 26, 2007, Western Digital announced that Stephen D. Milligan will leave his position as Senior Vice President, Chief Financial Officer of Western Digital, and that his employment by Western Digital will terminate, effective August 31, 2007.
     Western Digital’s Board of Directors has appointed Tim M. Leyden, age 55, to succeed Mr. Milligan as Chief Financial Officer of Western Digital, effective September 1, 2007 or earlier if Mr. Milligan resigns as Chief Financial Officer of Western Digital prior to August 31, 2007. Mr. Leyden, who will be joining Western Digital on May 7, 2007, will serve as Executive Vice President, Finance reporting to Mr. Milligan until he transitions to Executive Vice President, Chief Financial Officer.
     Mr. Leyden will be employed by Western Digital on an “at will” basis. In connection with his employment, Mr. Leyden will receive an annual base salary of $409,000 and his target bonus (as a percentage of annual base salary) under the Western Digital Corporation Incentive Compensation Plan will be 75%. Mr. Leyden will also receive a sign-on bonus of $75,000, which Mr. Leyden is required to repay to Western Digital if he voluntarily terminates his employment prior to the completion of twelve months of employment with Western Digital.
     In addition, management has recommended that the Compensation Committee approve the following awards to Mr. Leyden at its next regularly-scheduled meeting following Mr. Leyden’s employment date, each to be awarded under Western Digital’s Amended and Restated 2004 Performance Incentive Plan and pursuant to standard terms and conditions substantially in the forms previously filed with the Securities and Exchange Commission for awards to be made to Western Digital’s executive officers:
•	A stock option to purchase 150,000 shares of Western Digital’s common stock, which will vest 25% on the first anniversary of its grant date and in substantially equal installments every three-month period thereafter;

•	An award of 75,000 restricted stock units, which will vest in equal annual installments on each of the first, second and third anniversaries of its grant date; and

•	A long-term performance cash award providing for a target cash bonus opportunity of $210,000. The performance cash award corresponds to the performance period beginning June 30, 2007 and ending June 27, 2008 and will be subject to performance goals to be established and approved by the Compensation Committee.
     Mr. Leyden is also generally entitled to participate in various Western Digital employee benefit plans, including the Western Digital Corporation Executive Severance Plan, effective February 16, 2006, and the Western Digital Corporation Amended and Restated Change of Control Severance Plan, effective March 29, 2001.

      Since December 2001, Mr. Leyden has served in senior finance capacities at Sage Software Inc. and Sage Software of California, subsidiaries of Sage Group PLC, a U.K. public company that supplies accounting and business management software to small and medium-sized businesses, including as Senior Vice President, Finance and Chief Financial Officer from May 2004 to April 2007 and as Vice President, Finance and Chief Financial Officer from December 2001 to May 2004. From January 2001 to December 2001, Mr. Leyden was a Principal for Pittiglio, Rabin, Todd & McGrath, an operational strategy consulting firm, where he worked as a management consultant to technology-based companies. Mr. Leyden also previously served in various worldwide finance, manufacturing and information technology capacities at Western Digital from 1983 to December 2000.
Item 7.01 Regulation FD Disclosure.
     Western Digital issued a press release on April 26, 2007, announcing that Mr. Leyden will rejoin Western Digital to succeed Mr. Milligan as Chief Financial Officer. The press release making this announcement is attached hereto as Exhibit 99.3 and is incorporated herein by reference.
     In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including Exhibit 99.3, shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits
99.1	Press Release issued by Western Digital Corporation on April 26, 2007 announcing financial results for the third fiscal quarter ended March 30, 2007.

99.2	Third Quarter Fiscal Year 2007 Western Digital Corporation Investor Information Summary.

99.3	Press Release issued by Western Digital Corporation on April 26, 2007 announcing that Tim Leyden will rejoin Western Digital to succeed Steve Milligan as Chief Financial Officer.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Digital Corporation (Registrant)
	By:	/s/ Raymond M. Bukaty
Date: April 26, 2007		Raymond M. Bukaty
Senior Vice President, Administration, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

99.1	Press Release issued by Western Digital Corporation on April 26, 2007 announcing financial results for the third fiscal quarter ended March 30, 2007.

99.2	Third Quarter Fiscal Year 2007 Western Digital Corporation Investor Information Summary.

99.3	Press Release issued by Western Digital Corporation on April 26, 2007 announcing that Tim Leyden will rejoin Western Digital to succeed Steve Milligan as Chief Financial Officer.